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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                 March 28, 2002

                          FIDELITY NATIONAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

 Georgia                           0-22374                        58-1416811
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(State or Other             (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                               Identification
Incorporation)                                                Number)

             3490 Piedmont Road, Suite 1550, Atlanta, Georgia 30305
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                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including area code: (404) 240-1504


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ITEM 5.  OTHER EVENTS.

         On March 28, 2002 the Corporation issued the following press release:

                          FIDELITY NATIONAL CORPORATION
                ANNOUNCES STRATEGIC ALLIANCE AND SALES AGREEMENT
           WITH NOVA INFORMATION SYSTEMS FOR MERCHANT PAYMENT SERVICES

         ATLANTA, GA (March 27, 2002) - Fidelity National Corporation ("Fidelity") (NASDAQ:LION) announced that on March 22, 2002, its wholly owned subsidiary, Fidelity National Bank ("the Bank"), entered into an alliance and sales agreement with NOVA Information Systems ("NOVA"). As a result of this agreement, NOVA will provide payment processing services to the Bank's merchant customers, located predominantly in Georgia and Florida. The alliance between NOVA, the nation's third largest payment processor, and Atlanta-based Fidelity National Bank, whose processing volume for 2001 was $127 million, will begin immediately.

         In forming this alliance, the Bank sold its existing merchant processing agreements to NOVA and recognized a pretax gain of approximately $3.5 million. Under the agreement, the Bank will maintain an interest in the net revenues from new customers referred through this alliance.

         Fidelity's alliance with NOVA allows Fidelity to offer a broader range of merchant products and services to its commercial customers. "This opens the door to exciting new opportunities for both Fidelity and its customers," said David Buchanan, Senior Vice President of the Bank. "NOVA's merchant processing experience will allow us to grow our commercial base and enhance our ability to offer state-of-the-art processing products and services."

         "We are truly excited to be associated with Fidelity National Bank," said Pamela Joseph, Senior Executive Vice President of Business Development at NOVA. "We are confident that our alliance will help strengthen the Bank's offerings by providing it with an expanded set of merchant processing tools."

         Howard Griffith, Fidelity National Corporation's Chief Financial Officer, referring to Fidelity's recently announced strategic alliance for trust and asset management services, said "This is the Bank's second announcement in which we have aligned with a partner to enhance our product and service offerings." He also said, "First quarter 2002 operating results will include the effects of this transaction, resulting in a significant increase in noninterest income. While the net positive impact on future earnings resulting from the alliance with NOVA will not be significant, first quarter 2002 earnings will significantly exceed market expectations as a result of the one time gain."

         This release contains certain forward-looking statements, including statements relating to present or future trends or factors generally affecting the banking industry and specifically affecting Fidelity's operations, markets and products. Without limiting the foregoing, the


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words "believes," "anticipates," "intends," "expects" or similar expressions are intended to identify forward-looking statements. These forward-looking statements involve certain risks and uncertainties. Actual results could differ materially from those projected for many reasons, including, without limitation, changing events and trends that have influenced Fidelity's assumptions, but that are beyond Fidelity's control. These trends and events include (i) changes in the interest rate environment which may reduce margins, (ii) non-achievement of expected growth, (iii) less favorable than anticipated changes in the national and local business environment and securities markets, (iv) adverse changes in the regulatory requirements affecting Fidelity, (v) greater competitive pressures among financial institutions in Fidelity's market and (vi) greater loan losses than historic levels. Additional information and other factors that could affect future financial results are included in Fidelity's filings with the Securities and Exchange Commission.

         Atlanta-based NOVA Information Systems manages and transports payment and other business information on behalf of retailers, community banks and regional financial institutions. NOVA specializes in providing integrated credit and debit card payment processing services, related software application products and value-added services to more than 650,000 merchant locations in the United States. For more information on the company, visit www.NOVAinfo.com.

         Fidelity National Corporation, through its operating companies, Fidelity National Bank and Fidelity National Capital Investors, Inc., provides a wide range of banking, mortgage and investment brokerage services through 19 full-service branches in Atlanta, Georgia. Mortgage, construction and automobile loans are also provided through an office in Jacksonville, Florida. For additional information about Fidelity National's products and services, please visit www.FidelityNational.com.

         On March 28, 2002 the Corporation issued the following press release:

                          FIDELITY NATIONAL CORPORATION
                    ANNOUNCES FEDERAL RESERVE BANK AGREEMENT

         ATLANTA, GA (March 28, 2002) - The Fidelity National Corporation ("Fidelity") (NASDAQ:LION) Board of Directors on March 21, 2002, adopted a resolution requested by the Federal Reserve Bank of Atlanta ("Board Resolution"). The Board Resolution, which followed the Federal Reserve Bank inspections of Fidelity as of December 31, 2000, and September 30, 2001, among other things, prohibits Fidelity from redeeming its capital stock, paying dividends on its common stock or incurring debt without the prior approval of the Federal Reserve Bank. The Board Resolution continues to be in effect until cancelled by the Federal Reserve Bank.

         M. Howard Griffith, Jr., Fidelity's Chief Financial Officer, said that he anticipates that the Federal Reserve Bank will permit Fidelity to continue paying a quarterly dividend.

         This release contains certain forward-looking statements, including statements relating to present or future trends or factors generally affecting the banking industry and specifically


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affecting Fidelity's operations, markets and products. Without limiting the foregoing, the words "believes," "anticipates," "intends," "expects" or similar expressions are intended to identify forward-looking statements. These forward-looking statements involve certain risks and uncertainties. Actual results could differ materially from those projected for many reasons, including, without limitation, changing events and trends that have influenced Fidelity's assumptions, but that are beyond Fidelity's control. These trends and events include (i) changes in the interest rate environment which may reduce margins, (ii) non-achievement of expected growth, (iii) less favorable than anticipated changes in the national and local business environment and securities markets, (iv) adverse changes in the regulatory requirements affecting Fidelity, (v) greater competitive pressures among financial institutions in Fidelity's market and (vi) greater loan losses than historic levels. Additional information and other factors that could affect future financial results are included in Fidelity's filings with the Securities and Exchange Commission.

         Fidelity National Corporation, through its operating companies, Fidelity National Bank and Fidelity National Capital Investors, Inc., provides a wide range of banking, mortgage and investment brokerage services through 19 full-service branches in Atlanta, Georgia. Mortgage, construction and automobile loans are also provided through an office in Jacksonville, Florida. For additional information about Fidelity National's products and services, please visit www.FidelityNational.com.

                                          FIDELITY NATIONAL CORPORATION



                                          BY:  /s/ M. HOWARD GRIFFITH, JR.
                                               ---------------------------------
                                               M. HOWARD GRIFFITH, JR.
                                               CHIEF FINANCIAL OFFICER

Date:    March 28, 2002


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIDELITY NATIONAL CORPORATION

                                    BY: /S/ M. HOWARD GRIFFITH, JR.
                                       ----------------------------
                                       M. HOWARD GRIFFITH, JR.
                                       CHIEF FINANCIAL OFFICER

Date: March 28, 2002